Exhibit 99.1 Encore Capital Group, Inc. Q2 2020 EARNINGS CALL

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not performance or achievements of the Company and historical facts, including, most importantly, those its subsidiaries to be materially different from any statements preceded by, or that include, the words future results, performance or achievements “will,” “may,” “believe,” “projects,” “expects,” expressed or implied by such forward-looking “anticipates” or the negation thereof, or similar statements. These risks, uncertainties and other expressions, constitute “forward-looking factors are discussed in the reports filed by the statements” within the meaning of the Private Company with the Securities and Exchange Securities Litigation Reform Act of 1995 (the Commission, including its most recent report on “Reform Act”). These statements may include, but Form 10-K, as they may be amended from time to are not limited to, statements regarding our future time. The Company disclaims any intent or operating results, earnings per share, growth and obligation to update these forward-looking impacts of COVID-19. For all “forward-looking statements. statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, 2

SECOND QUARTER 2020 KEY FINANCIAL MEASURES Estimated Remaining Global Collections Global Revenues Collections (ERC) $508M $426M $8.4B down 1% up 23% up 13% Record GAAP EPS1 GAAP Net Income1 Economic EPS2 Adjusted Income2 $4.13 $130M $4.34 $137M Record Record Record Record Record earnings driven by stronger than expected collections as well as reduced expenses in the legal collections channel, due to the impact of COVID-19 1) Attributable to Encore 2) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP 3

OUR ADJUSTED EBITDA REFLECTS RECORD CASH GENERATION Adjusted EBITDA + Collections applied to principal balance (Trailing 12-Months, in $M) $1,200 $1,000 $800 $600 $400 $200 $0 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 Adjusted EBITDA - TTM Collections applied to principal balance - TTM Note: See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 4

RECORD MCM COLLECTIONS OF $386M IN Q2 REFLECT STRONG GROWTH IN CALL CENTER & DIGITAL COLLECTIONS CHANNEL MCM (U.S.) Business MCM Collections by Channel and CTC  MCM business remains fully operational 40.8%  MCM collections grew 16% to a record $386M 39.2% with Call Center & Digital collections up 35% 32.0%  MCM collections in the second quarter were 29% higher than our Q2 expected collection $386M curves $333M $311M 35%  Deployed $125M in the U.S. at a purchase 44% price multiple of 2.5x 45%  Reduced planned Q2 legal collections expenses by $27M due to COVID 64% 53% 55%  MCM cost-to-collect continues to improve  MCM’s collections trend in Q2 has continued Q2 2018 Q2 2019 Q2 2020 into July Call Center & Digital Legal Collections Collection Agencies Cost to Collect 5

OUR OUTLOOK FOR THE U.K. AND EUROPE HAS IMPROVED AS Q2 COLLECTIONS EXCEEDED OUR EXPECTED CURVES Cabot (Europe) Business  Through a combination of work-from-home and social distancing, we are fully operational in all markets  Cabot’s collections in the second quarter were 17% higher than our Q2 expected collection curves  Collections performance in each country reflected continued improvement in May and June  Cabot’s cost management has enabled strong profitability despite the COVID-19 pandemic’s impact on the timing of collections  COVID has caused banks to pause much of their portfolio sales activity, and we expect the lower level of supply coming to market to persist throughout most of 2020  We anticipate an increase in opportunities at attractive returns as charge-offs are expected to rise meaningfully in 2021 and beyond  Cabot’s collections trend in Q2 has continued into July 1) Financial Conduct Authority 6

Detailed Financial Discussion 7

Q2 PORTFOLIO PURCHASES REFLECT BETTER SUPPLY IN THE U.S. THAN IN EUROPE AND OUR CONTINUED FOCUS ON RETURNS Q2 2020 Deployments Europe $23M United States $125M Total $148M 8

$508M IN COLLECTIONS WERE DOWN 1% AS REPORTED, BUT GREW 2% AFTER ADJUSTING FOR CONSTANT CURRENCY AND THE SALE OF BAYCORP Collections by Geographic Location 527 499 499 499 514 515 508 500 484 400 300 $M 200 100 0 2018 2019 2018 2019 2019 2020 2019 2020 Q3 Q4 Q1 Q2 United States Europe Other 9

SIGNIFICANTLY HIGHER THAN EXPECTED COLLECTIONS DROVE REVENUE INCREASE IN Q2 Revenues by Geographic Location 450 426 400 356 349 348 347 347 350 337 289 300 250 $M 200 150 100 50 0 2018 2019 2018 2019 2019 2020 2019 2020 Q3 Q4 Q1 Q2 United States Europe Other 10

ERC OF $8.4B UP $949M COMPARED TO Q2 LAST YEAR AND UP 14% AFTER ADJUSTING FOR CURRENCY Total Estimated Remaining Collections1 8,382 8,000 7,278 7,433 6,000 $M 4,000 2,000 0 Q2 2018 Q2 2019 Q2 2020 United States Europe Other REO 1) Q2 2018 ERC of $7,216M and Q2 2019 ERC of $7,350 as reported did not include $61M and $83M, respectively, of ERC related to Encore’s real estate-owned (REO) business. 11

ENCORE REPORTED RECORD GAAP EPS OF $4.13 AND RECORD ECONOMIC EPS OF $4.34 IN THE SECOND QUARTER OF 2020 Three Months Ended June 30, 2020 $5.00 $0.15 $0.06 ($0.13) $4.50 $0.13 $4.34 $4.34 $4.13 $4.00 $3.50 $3.00 $2.50 No shares deducted $2.00 in Q2 2020 $1.50 $1.00 $0.50 $0.00 GAAP net income per Convertible and Acquisition, integration Amortization of certain Income tax effect of non- Adjusted income per Adjusted income per diluted share attributable exchangeable notes non- and restructuring related acquired intangible GAAP adjustments and diluted share from diluted share from to Encore cash interest and expenses assets certain discrete tax items continuing operations continuing operations issuance cost attributable to Encore - attributable to Encore - amortization (Accounting)1 (Economic)1 1) Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP. 12

AFTER TWO+ YEARS OF STEADY IMPROVEMENT, OUR STRONG BALANCE SHEET AND LIQUIDITY PROVIDE FINANCIAL FLEXIBILITY Over the past 2+ years: ERC versus Leverage ► Debt/Equity ratio reduced from 5.9x to 3.2x 9,000 6.00 ► Uptick in Q1 2020 primarily due to CECL 8,000 implementation and foreign currency effects 5.00 7,000 ► Net Debt/(Adjusted EBITDA + Collections 6,000 4.00 applied to principal balance)1 ratio reduced from 3.2x to 2.4x 5,000 3.00 4,000 ERC in $M Leverage Ratios ► As of June 30, liquidity was at an all-time 3,000 2.00 high level with available capacity under 2,000 Encore U.S. RCF and Cabot RCF of 1.00 $618M, in addition to cash and cash 1,000 equivalents of $273M2 0 0.00 ► In July, retired $89M of 2020 converts and amended and extended our revolving credit and term loan facilities in the U.S. ERC Debt/Equity Net Debt/(Adjusted EBITDA + Collections applied to principal balance) 1) See appendix for reconciliation of Net Debt to GAAP Borrowings and Adjusted EBITDA to GAAP net income. 2) Excludes cash held for clients of $21M. 13

OUR STEADY FOCUS ON OUR THREE STRATEGIC PRIORITIES HAS POSITIONED US WELL FOR THE FUTURE Market Focus ● Our returns in the U.S. continue to rise; expect significant increase in charge-off supply Concentrating on the valuable ● Expecting meaningful increase in supply in the U.S. and U.K. markets U.K. for both servicing and purchasing when delinquencies rise ● Sale of Brazilian portfolios completed in April Competitive Advantage ● Innovation and technology investments (e.g., Innovating to enhance our digital collections, speech analytics) enable competitive advantages in our quick adaption to varying operating conditions core markets ● Our leadership in underwriting and collections allow us to deliver differentiated purchase price multiples and returns Balance Sheet Strength ● Strong balance sheet and liquidity positions us Strengthening our balance sheet well for current uncertainty and substantial while delivering strong results expected future opportunity 14

SECOND QUARTER 2020 SUMMARY  Q2 was an outstanding operating period for Encore with record revenues, profits and cash generation  Our investments in training, compliance and technology have enabled us to put health and safety first while remaining fully operational in each of our markets  Our strong balance sheet and liquidity have positioned us well to capitalize on the substantial increase in charge-offs expected in 2021 and beyond  Encore’s 2020 year-to-date results reflect a strong continued earnings growth trajectory Encore GAAP and Economic Earnings Per Share GAAP EPS Economic EPS $5.95 $5.33 $4.98 $4.06 $4.14 $4.04 $3.79 $3.48 $3.05 $3.16 2016 2017 2018 2019 1H 2020 15

Appendix 16

NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore, Adjusted Income Attributable to Encore per Share/Economic EPS, and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. 17

# RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC EPS

## Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Three Months Ended

| | June 30, 2020 | | June 30, 2019 | |
|---|---|---|---|---|
| | $ | Per Diluted Share – Accounting & Economic | $ | Per Diluted Share – Accounting & Economic |
| **GAAP net (loss) income attributable to Encore, as reported** | **$ 130,332** | **$ 4.13** | **$ 36,661** | **$ 1.17** |
| Convertible and exchangeable notes non-cash interest and issuance cost amortization | 4,048 | 0.13 | 4,038 | 0.13 |
| Acquisition, integration and restructuring related expenses[1] | 4,776 | 0.15 | 1,318 | 0.04 |
| Amortization of certain acquired intangible assets[2] | 1,791 | 0.06 | 1,837 | 0.06 |
| Net gain on fair value adjustments to contingent consideration[3] | --- | --- | (2,199) | (0.07) |
| Income tax effect of non-GAAP adjustments and certain discrete tax items[4] | (4,097) | (0.13) | (1,388) | (0.05) |
| **Adjusted net (loss) income attributable to Encore** | **$ 136,850** | **$ 4.34** | **$ 40,267** | **$ 1.28** |

1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income attributable to Encore and adjusted earnings per share.
3) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
4) Amount represents the total income tax effect of the adjustments, which is generally calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred. Additionally, we adjust for certain discrete tax items that are not indicative of our ongoing operations.

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# RECONCILIATION OF ADJUSTED EBITDA

**Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended**

| | 12/31/14 | 03/31/15 | 06/30/15 | 09/30/15 | 12/31/15 | 03/31/16 | 06/30/16 | 09/30/16 |
|---|---|---|---|---|---|---|---|---|
| **GAAP net income (loss), as reported** | **$ 27,957** | **$ 29,967** | **$ 25,185** | **$ (9,364)** | **$ 1,596** | **$ 26,607** | **$ 30,833** | **$ (51,946)** |
| (Income) loss from discontinued operations, net of tax | (958) | (1,880) | (1,661) | (2,286) | 29,214 | 3,182 | - | - |
| Interest expense | 42,264 | 42,303 | 46,250 | 47,816 | 50,187 | 50,691 | 50,597 | 48,632 |
| Interest income[1] | (298) | (414) | (370) | (407) | (473) | (499) | (620) | (694) |
| Provision (Benefit) for income taxes | 15,558 | 14,614 | 14,921 | (6,361) | 3,988 | 10,148 | 13,451 | (13,768) |
| Depreciation and amortization | 7,860 | 8,137 | 7,878 | 8,043 | 9,102 | 9,861 | 8,235 | 8,032 |
| Stock-based compensation expense | 3,621 | 5,905 | 6,198 | 5,156 | 4,749 | 3,718 | 5,151 | 633 |
| Acquisition, integration and restructuring related expenses[2] | 2,212 | 2,766 | 7,892 | 2,235 | 2,635 | 2,141 | 3,271 | 3,843 |
| Loss on Baycorp Transaction[3] | - | - | - | - | - | - | - | - |
| Goodwill impairment[3] | - | - | - | - | - | - | - | - |
| Settlement fees and related administrative expenses[4] | - | - | - | 63,019 | - | 2,988 | 698 | 2,613 |
| Net gain on fair value adjustments to contingent consideration[5] | - | - | - | - | - | - | - | - |
| Expenses related to withdrawn Cabot IPO[6] | - | - | - | - | - | - | - | - |
| Loss on derivatives in connection with Cabot Transaction[7] | - | - | - | - | - | - | - | - |
| **Adjusted EBITDA** | **$ 98,216** | **$ 101,398** | **$ 106,293** | **$ 107,851** | **$ 100,998** | **$ 108,837** | **$ 111,616** | **$ (2,655)** |
| Collections applied to principal balance[8] | $ 139,076 | $ 160,961 | $ 167,024 | $ 156,229 | $ 144,075 | $ 177,711 | $ 166,648 | $ 247,427 |

See notes on Page 22

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# RECONCILIATION OF ADJUSTED EBITDA (continued)

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In $ Thousands) Three Months Ended

| | 12/31/16 | 03/31/17 | 06/30/17 | 09/30/17 | 12/31/17 | 03/31/18 | 06/30/18 | 09/30/18 |
|---|---|---|---|---|---|---|---|---|
| **GAAP net income (loss), as reported** | **$ 11,323** | **$ 14,979** | **$ 19,076** | **$ 42,144** | **$ 2,779** | **$ 23,713** | **$ 26,974** | **$ 13,016** |
| (Income) loss from discontinued operations, net of tax | (829) | 199 | - | - | - | - | - | - |
| Interest expense | 48,447 | 49,198 | 50,516 | 52,755 | 51,692 | 57,462 | 60,536 | 65,094 |
| Interest income[1] | (725) | (779) | (919) | (943) | (994) | (1,017) | (1,082) | (747) |
| Provision (Benefit) for income taxes | 28,374 | 12,067 | 13,531 | 17,844 | 8,607 | 9,470 | 11,308 | 16,879 |
| Depreciation and amortization | 8,740 | 8,625 | 8,672 | 8,522 | 14,158 | 10,436 | 10,923 | 9,873 |
| Stock-based compensation expense | 3,125 | 750 | 2,760 | 3,531 | 3,358 | 2,276 | 3,169 | 5,007 |
| Acquisition, integration and restructuring related expenses[2] | 7,457 | 855 | 3,520 | 342 | 7,245 | 572 | 3,655 | 8,475 |
| Loss on Baycorp Transaction[3] | - | - | - | - | - | - | - | - |
| Goodwill impairment[3] | - | - | - | - | - | - | - | - |
| Settlement fees and related administrative expenses[4] | - | - | - | - | - | - | - | - |
| Net gain on fair value adjustments to contingent consideration[5] | (8,111) | - | (2,773) | - | (49) | (2,274) | (2,378) | - |
| Expenses related to withdrawn Cabot IPO[6] | - | - | - | - | 15,339 | 2,984 | - | - |
| Loss on derivatives in connection with Cabot Transaction[7] | - | - | - | - | - | - | 6,578 | 2,737 |
| **Adjusted EBITDA** | **$ 97,801** | **$ 85,894** | **$ 94,383** | **$ 124,195** | **$ 102,135** | **$ 103,622** | **$ 119,683** | **$ 120,334** |
| Collections applied to principal balance[8] | $ 147,203 | $ 188,893 | $ 173,946 | $ 159,408 | $ 150,788 | $ 198,282 | $ 185,799 | $ 199,457 |

See notes on Page 22

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# RECONCILIATION OF ADJUSTED EBITDA (continued)

**Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended**

| | 12/31/18 | 03/31/19 | 06/30/19 | 09/30/19 | 12/31/19 | 03/31/20 | 06/30/20 |
|---|---|---|---|---|---|---|---|
| **GAAP net income (loss), as reported** | **$ 46,033** | **$ 49,442** | **$ 36,822** | **$ 39,413** | **$ 43,232** | **$ (10,579)** | **$ 130,784** |
| (Income) loss from discontinued operations, net of tax | - | - | - | - | - | - | - |
| Interest expense | 56,956 | 54,967 | 63,913 | 54,365 | 53,515 | 54,662 | 50,327 |
| Interest income[1] | (499) | (1,022) | (1,238) | (590) | (843) | (1,000) | (559) |
| Provision (Benefit) for income taxes | 9,095 | 3,673 | 11,753 | 3,021 | 13,886 | 4,558 | 35,570 |
| Depreciation and amortization | 9,996 | 9,995 | 9,741 | 10,000 | 11,293 | 10,285 | 10,542 |
| Stock-based compensation expense | 2,528 | 1,826 | 3,581 | 4,005 | 3,145 | 4,527 | 4,778 |
| Acquisition, integration and restructuring related expenses[2] | (5,179) | 1,208 | 1,318 | 3,819 | 704 | 187 | 4,776 |
| Loss on Baycorp Transaction[3] | - | - | - | 12,489 | - | - | - |
| Goodwill impairment[3] | - | - | - | 10,718 | - | - | - |
| Settlement fees and related administrative expenses[4] | - | - | - | - | - | - | - |
| Net gain on fair value adjustments to contingent consideration[5] | (1,012) | - | (2,199) | (101) | - | - | - |
| Expenses related to withdrawn Cabot IPO[6] | - | - | - | - | - | - | - |
| Loss on derivatives in connection with Cabot Transaction[7] | - | - | - | - | - | - | - |
| **Adjusted EBITDA** | **$ 117,918** | **$ 120,089** | **$ 123,691** | **$ 137,139** | **$ 124,932** | **$ 62,640** | **$ 236,218** |
| Collections applied to principal balance[8] | $ 175,476 | $ 201,328 | $ 200,323 | $ 174,663 | $ 189,434 | $ 268,575 | $ 106,921 |

See notes on Page 22

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RECONCILIATION OF ADJUSTED EBITDA (continued) Reconciliation of Adjusted EBITDA to GAAP Net Income 1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability. 2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) The Baycorp Transaction resulted in a goodwill impairment charge of $10.7 million and a loss on sale of $12.5 million during the three months ended September 30, 2019. We believe the goodwill impairment charge and the loss on sale are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 4) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA and CFPB settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 5) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. 6) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 7) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 8) For periods subsequent to January 1, 2020 amount represents (a) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) changes in expected recoveries. For periods prior to January 1, 2020, amount represents (a) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios. 22

# RECONCILIATION OF ADJUSTED OPERATING EXPENSES RELATED TO PORTFOLIO PURCHASING AND RECOVERY BUSINESS

## Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended

| | 9/30/18 | 12/31/18 | 03/31/19 | 06/30/19 | 09/30/19 | 12/31/19 | 03/31/20 | 06/30/20 |
|---|---|---|---|---|---|---|---|---|
| **GAAP total operating expenses, as reported** | **$ 239,246** | **$ 232,834** | **$ 236,019** | **$ 233,142** | **$ 247,591** | **$ 234,584** | **$ 241,879** | **$ 206,341** |
| Operating expenses related to non-portfolio purchasing and recovery business[1] | (45,980) | (45,069) | (46,082) | (42,232) | (42,503) | (42,373) | (41,489) | (42,386) |
| Stock-based compensation expense | (5,007) | (2,528) | (1,826) | (3,581) | (4,005) | (3,145) | (4,527) | (4,778) |
| Acquisition, integration and restructuring related expenses[2] | (8,475) | 5,179 | (1,208) | (1,318) | (3,819) | (704) | (187) | 32 |
| Goodwill impairment | --- | --- | --- | --- | (10,718) | --- | --- | --- |
| Net gain on fair value adjustments to contingent considerations[3] | --- | 1,012 | --- | 2,199 | 101 | --- | --- | --- |
| **Adjusted operating expenses related to portfolio purchasing and recovery business** | **$ 179,784** | **$ 191,428** | **$ 186,903** | **$ 188,210** | **$ 186,647** | **$ 188,362** | **$ 195,676** | **$ 159,209** |

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents acquisition, integration and restructuring related operating expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.

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IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES (Unaudited, In Millions, except per share amounts) Three Months Ended Constant As Reported 06/30/20 Currency Encore Consolidated Revenues $426 $431 Operating expenses $206 $210 Net income1 $130 $130 Adjusted income1 $137 $138 GAAP EPS1 $4.13 $4.13 Economic EPS1 $4.34 $4.36 Collections $508 $513 ERC2 $8,382 $8,505 Debt2 $3,354 $3,395 Cabot (Europe) Revenue $135 $140 Collections $116 $121 ERC2 $4,167 $4,267 Note: Constant Currency figures are calculated by employing Q2 2019 foreign currency exchange rates to recalculate Q2 2020 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC and debt, which are calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to- period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. 1. Attributable to Encore. 2. At June 30, 2020. 24

ENCORE’S LEVERAGE RATIOS Leverage Ratios Encore Consolidated at 03/31/20 at 06/30/20 Debt / Equity 3.77x 3.23x Net Debt / (TTM Adjusted EBITDA + TTM Collections applied to principal balance)1 2.58x 2.42x Encore Consolidated at 03/31/19 at 06/30/19 at 09/30/19 at 12/31/19 Debt / Equity 4.12x 3.92x 3.72x 3.44x Net Debt / (TTM Adjusted EBITDA + TTM Collections applied to principal balance)1 2.85x 2.75x 2.67x 2.69x Encore Consolidated at 03/31/18 at 06/30/18 at 09/30/18 at 12/31/18 Debt / Equity 5.91x 5.65x 4.58x 4.27x Net Debt / (TTM Adjusted EBITDA + TTM Collections applied to principal balance)1 3.16x 3.01x 2.94x 2.82x 1) See appendix for reconciliation of Adjusted EBITDA to GAAP net income and for reconciliation of Net Debt to GAAP Borrowings. 25

RECONCILIATION OF NET DEBT Reconciliation of Net Debt (Unaudited, in millions) Three Months Ended 03/31/20 06/30/20 GAAP Borrowings, as reported $ 3,404 $ 3,354 Debt issuance costs and debt discounts 69 63 Cash & cash equivalents (188) (294) Client cash1 19 21 Net Debt $ 3,304 $ 3,144 03/31/19 06/30/19 09/30/19 12/31/19 GAAP Borrowings, as reported $ 3,593 $ 3,530 $ 3,429 $ 3,513 Debt issuance costs and debt discounts 79 73 75 73 Cash & cash equivalents (167) (169) (187) (192) Client cash1 25 24 22 25 Net Debt $ 3,530 $ 3,459 $ 3,340 $ 3,419 03/31/18 06/30/18 09/30/18 12/31/18 GAAP Borrowings, as reported $ 3,607 $ 3,530 $ 3,561 $ 3,491 Debt issuance costs and debt discounts 77 70 89 85 Cash & cash equivalents (217) (182) (205) (157) Client cash1 26 23 26 22 Net Debt $ 3,493 $ 3,442 $ 3,472 $ 3,440 1) Client cash is cash that was collected on behalf of, and remains payable to, third party clients. 26

BEGINNING IN Q1 2020, COST-TO-COLLECT INCLUDES 100% OF COURT COSTS, BRINGING ENCORE INTO ALIGNMENT WITH THE INDUSTRY Overall Cost-to-Collect1 45% 39.6% 40% 37.4% 37.8% 36.0% 36.4% 37.1% 36.6% 35% Q2 2019 Q2 2020 31.3% Location 30% CTC CTC 25% United States 39.2% 32.0% 20% Europe 28.8% 27.7% 15% Other 51.2% 59.7% 10% Encore total 36.6% 31.3% 5% 0% 2018 2019 2018 2019 2019 2020 2019 2020 Q3 Q4 Q1 Q2 1) Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 27